                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                FORT DEARBORN INCOME SECURITIES, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                     FORT DEARBORN INCOME SECURITIES, INC.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders of
  Fort Dearborn Income Securities, Inc.:

    The Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. (the "Company") will be held on Monday, December 16, 2002, at 2:00 P.M., Chicago time, at UBS Global Asset Management, One N. Wacker Drive, Chicago, IL 60606, for the purpose of electing five directors and for the transaction of such other business as may properly come before the meeting.

    Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on October 23, 2002, have the right to vote at the meeting. WE URGE YOU TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

                                                 JOSEPH A. ANDERSON
                                                      SECRETARY

Chicago, Illinois
November 8, 2002

                     FORT DEARBORN INCOME SECURITIES, INC.
                              ONE N. WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                                 --------------

                                PROXY STATEMENT

INTRODUCTION

    This statement, which is being mailed to shareholders on or about
November 8, 2002, is furnished in connection with the solicitation of proxies by the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at UBS Global Asset Management, One N. Wacker Drive, Chicago, Illinois 60606, on Monday, December 16, 2002, at 2:00 P.M., Chicago time. Proxies may be solicited by mail, telephone and personal interview. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of record. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. The enclosed proxy is revocable at any time. The proxy may be revoked in writing, by giving a later-dated proxy, or orally at the Annual Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Company.

    On October 23, 2002, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, there were issued and outstanding 8,775,665 shares of Capital Stock of the Company, each entitled to one vote, constituting all of the Company's then-outstanding securities. For purposes of determining the outcome of the vote on a matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote and will have the same effect as a vote against the proposal. "Broker non-votes" are not counted for the purpose of determining the number of shares present on a voting matter and have no effect on the outcome of the vote. Any adjournment of the meeting would require the affirmative vote of a majority of those present in person or by proxy at the session of the meeting to be adjourned. The proxy solicited hereby confers authority to vote for any such adjournment; however, a proxy voted against or abstained from voting on any proposal herein would not be voted in favor of an adjournment to permit further solicitation of proxies.

1. ELECTION OF DIRECTORS

    Five directors are to be elected at the Annual Meeting as the entire Board of Directors to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below. If any of the nominees are unavailable to serve as directors, an event which the Board of Directors does not now expect, the persons named in the proxy will vote for such other persons as they, in their discretion, may choose. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for the election of a director. All of the nominees are presently directors of the Company and all have consented to serve if elected.

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                                 OWNED
                                                                                    WHEN      DIRECTLY OR
                                                                                   FIRST       INDIRECTLY
           NAMES AND AGES                       PRINCIPAL OCCUPATIONS              BECAME    SEPTEMBER 30,
             OF NOMINEES                       AND OTHER DIRECTORSHIPS            DIRECTOR        2002
           --------------                      -----------------------            --------   --------------
Adela Cepeda, 44.....................  Founder and President of A.C. Advisory,      2000         1,000
                                         Inc.; Director of Lincoln National
                                         Income Fund, Inc. and Lincoln National
                                         Convertible Securities Fund. Former
                                         Managing Director and co-founder of
                                         Abacus Financial Group, Inc.,
                                         (1991-1995); Vice President, Smith
                                         Barney, Harris Upham & Co. Inc.,
                                         (1980-1991).

C. Roderick O'Neil, CFA, 71..........  Chairman, O'Neil Associates (formerly        1992         3,398
                                         Greenspan O'Neil Associates), an
                                         investment and financial consulting
                                         firm; Director, Beckman Coulter, Inc.
                                         (Since January, 1994) Director, Cadre
                                         Institutional Investors Trust (Since
                                         1995); Trustee, Optimum Q-TM- Fund
                                         (Since 2002).

Frank K. Reilly, CFA, 66.............  Bernard J. Hank Professor of Finance,        1993         4,706
                                         University of Notre Dame (since 1981);
                                         Chairman, The UBS Funds (since 1992);
                                         Chairman, The UBS Relationship Funds
                                         (since 1995); Director, Discover Bank
                                         (since 1993); Director, Morgan Stanley
                                         Trust, FSB (since 1996); Director,
                                         NIBCO (1993-2001); Director, Battery
                                         Park High Yield Fund (1996-2001);
                                         Board of Governors, Association for
                                         Investment Management and Research
                                         (1993-2000) Chairman, 1998-1999; Board
                                         of Trustees, Institute of Chartered
                                         Financial Analysts (1993-2000)
                                         Chairman, 1996-1997; Board of Regents,
                                         Financial Analysts Seminar
                                         (1992-2001); Board of Trustees,
                                         Research Foundation of the Association
                                         of Investment Management and Research
                                         (since 1996).

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                                 OWNED
                                                                                    WHEN      DIRECTLY OR
                                                                                   FIRST       INDIRECTLY
           NAMES AND AGES                       PRINCIPAL OCCUPATIONS              BECAME    SEPTEMBER 30,
             OF NOMINEES                       AND OTHER DIRECTORSHIPS            DIRECTOR        2002
           --------------                      -----------------------            --------   --------------
Edward M. Roob, 68...................  Senior Vice President, Daiwa Securities      1993         7,000
                                         America, Inc. (1986-1993); Senior Vice
                                         President, First National Bank of
                                         Chicago (1975-1985); Director, The UBS
                                         Funds; Director, The UBS Relationship
                                         Funds; Trustee, UBS Global Asset
                                         Management Trust Company; Trustee, CCM
                                         Advisors Funds; Trustee, CCMA Select
                                         Investment Trust; Trustee A.H.A.
                                         Investment Funds; Member, Board of
                                         Governors Chicago Stock Exchange,
                                         (1988-1991); Member U.S. Treasury and
                                         Federal Agency Advisory Committee,
                                         (1972-1985). Member, Committee for
                                         Specialist Assignment and Evaluation,
                                         Chicago Stock Exchange, (1993-1999).

J. Mikesell Thomas, 51...............  Independent Financial Advisor, (April,       2002            --
                                         2001-Present); Managing Director,
                                         Lazard Freres & Co. (1995-2001); First
                                         Chicago Corporation, (1973-1994)
                                         Executive Vice President and Co-Head
                                         Corporate and Institutional Banking,
                                         (1992-1995), Executive Vice President
                                         and Co-Head, Merchant Banking,
                                         (1989-1992), Executive Vice President
                                         and Chief Financial Officer,
                                         (1986-1989), Senior Vice President and
                                         Treasurer, (1980-1986), Assistant
                                         Treasurer, (1976-1980), First Scholar
                                         Management Development Program,
                                         (1973-1976). Director and Chairman of
                                         Finance Committee, Evanston
                                         Northwestern Healthcare; Vice
                                         President of Board of Trustees,
                                         Mid-Day Club; Leadership Greater
                                         Chicago Association.

    The Board of Directors has an Audit Committee. The Board of Directors does not have a nominating or compensation committee.

    During the fiscal year ended September 30, 2002, five meetings of the Board of Directors and one meeting of the Audit Committee were held. All directors attended at least 80% of the total number of such meetings.

    The Company pays each of its directors (except the Chairman) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays the Chairman at the rate of $13,000 annually to serve in such capacity and $750 for each Board of Directors meeting attended.

    The following table sets forth as to each Director the compensation paid to such Director in the fiscal year ended September 30, 2002 for service on the Board of the Company and, in the case of Messrs. Reilly and Roob, on the boards of three other investment companies for which the Advisor performed investment advisory services.

                               COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT
                                                          BENEFITS
                                                         ACCRUED AS
                                           AGGREGATE      PART OF        ESTIMATED     TOTAL COMPENSATION
                                          COMPENSATION    COMPANY     ANNUAL BENEFITS   FROM COMPANY AND
NAME OF DIRECTOR                          FROM COMPANY    EXPENSES    UPON RETIREMENT     FUND COMPLEX
----------------                          ------------  ------------  ---------------  ------------------
Adela Cepeda............................    $12,750           0              0               $12,750
C. Roderick O'Neil......................    $15,750           0              0               $15,750
Frank K. Reilly.........................    $12,750           0              0               $64,350
Edward M. Roob..........................    $12,750           0              0               $64,350
J. Mikesell Thomas......................    $ 7,000           0              0               $ 7,000

INDEPENDENT AUDITOR

    The Board of Directors has selected Ernst & Young LLP as auditors of the Company for the fiscal year ending September 30, 2003. To the best knowledge of the Board of Directors, the firm of Ernst & Young LLP has no direct or material indirect financial interest in the Company. Representatives of Ernst & Young LLP will attend the Annual Meeting, have an opportunity to make a statement and be available to respond to appropriate questions from shareholders. Ernst & Young LLP first became the independent auditors for the Company for the fiscal year ending September 30, 2001.

    KPMG LLP, which had been the independent auditors for the Company since its organization, ceased its client-auditor relationship with the Company on September 5, 2001. KPMG LLP informed the Company that such cessation was based solely on the fact that it would not be independent if any of its partners, principals, shareholders and employees had any financial interest in any affiliate of the Advisor and that it could not make a determination prior to commencing its audit of the Company's financial statements for the fiscal year ending September 30, 2001.

    KPMG's reports on the financial statements for each of the Company's two fiscal years ending September 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two fiscal years ending September 30, 2000 and any subsequent interim period preceding such cessation, there were no disagreements with KPMG on any matter or accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

    For the fiscal year ended September 30, 2002, fees for services provided by Ernst & Young LLP were as follows:

Audit...................................      $ 27,000

Financial Information Systems Design and
 Implementation.........................      $      0

All Other Services rendered to the
 Advisor and to any entity controlling,
 controlled by or under common control
 with the Advisor that provides services
 to the Company.........................      $100,000

    The Audit committee has considered whether the provision of the above services, other than audit services, is compatible with maintaining Ernst & Young LLP's independence and has concluded that it is.

REPORT OF THE AUDIT COMMITTEE

    All of the directors are members of the Audit Committee. Each member of the Committee is independent as defined under the New York Stock Exchange listing standards. The Committee operates under a written charter, adopted by the Board of Directors.

    The Audit Committee makes recommendations concerning the retention of the Company's independent auditors, their fees and duties, including any non-audit related services performed by them; confers with such auditors; reviews the Company's financial reporting activities; and confers with and makes appropriate recommendations to personnel of the Company's investment advisor who perform services of a financial nature for the Company. The Committee has met with management of the Company to discuss, among other things, the Company's audited financial statements for the year ended September 30, 2002. The Committee also has met with the Company's independent auditors and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended September 30, 2002 and the Company's accounting controls. The Committee has received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent auditors, their independence.

    Based upon these reviews and discussions, the Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended September 30, 2002.

INVESTMENT ADVISOR

    UBS Global Asset Management (Americas) Inc. ("Advisor"), One North Wacker Drive, Chicago, Illinois 60606, is the investment advisor to the Company. The Advisor is a wholly-owned subsidiary of UBS (USA) Inc. UBS AG (Zurich, Switzerland) owns 100% of the common stock of UBS (USA) Inc.

OFFICERS

    The Company does not pay direct compensation to officers for their services to the Company. The Company's officers are as follows:

        Jeffrey J. Diermeier, CFA, B.B.A., M.B.A. (age 50), serves as the President of the Company. Investment Committee member, UBS Global Asset Management (Americas) Inc. (1998-Present); Director, Chief Investment Officer and Managing Director and Investment Committee member, UBS Global Asset Management (Americas) Inc. (2000-Present); Managing Director, First Chicago Investment Advisors, N.A. (1975-1989).

        Craig G. Ellinger, CFA (age 32), serves as Vice President and Portfolio Manager of the Company and is a Portfolio Manager in the Fixed Income Group at UBS Global Asset Management (Americas) Inc. (since 2000). He previously served in a similar position at PPM America, Inc (1997-2000) and was a Commissioned Bank Examiner at the Federal Deposit Insurance Corporation (1992-1997).

        Joseph A. Anderson (age 40), who serves as Secretary-Treasurer of the Company is an Executive Director of UBS Global Asset Management (Americas) Inc. (since 1991) and is currently the Vice President of UBS Global Asset Management Trust Company (since 1995).

        Robert M. Fascia (age 29) serves as Assistant Secretary and Assistant Treasurer of the Company and is an Associate Director of UBS Global Asset Management (Americas) Inc., (since 1999). He was previously employed by Stein Roe & Farnham.

PRINCIPAL SHAREHOLDERS

    Generally, under the Securities and Exchange Commission rules, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). On September 30, 2002, the directors and officers of the Company as a group owned or were deemed to own beneficially, directly or indirectly, less than 1% of the outstanding shares of Capital Stock of the Company.

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be presented for action at the Company's 2003 annual meeting of shareholders must be received at the Company's office not less than 120 days prior to November 8, 2003 in order to be considered for inclusion in that meeting's proxy materials.

OTHER MATTERS

    Shareholders are urged to review the Company's Annual Report which accompanies this Proxy Statement.

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

    Please complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible participating shares.

                                                    JOSEPH A. ANDERSON
                                                   SECRETARY/TREASURER

PROXY

Fort Dearborn Income Securities, Inc.

Proxy Solicited by the Board of Directors for the annual meeting of shareholders, December 16, 2002

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated November 8, 2002, appoints M. Finley Maxson and Robert M. Fascia and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Investment
Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 16, 2002, 2:00 P.M., at UBS Global Asset management, One N. Wacker Drive, 38th floor, Chicago, Illinois, and any adjournments thereof.

Election of Directors, Nominees:

A. Cepeda, C.R. O'neil,
F.K. Reilly, E.M. Roob,
J.M. Thomas

COMMENTS: (change of address)

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choice by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE SIDE

6210

Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors.

The Board of Directors recommends a vote FOR election of directors.

1. Election of Directors. (see reverse)   FOR              WITHHELD

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

For, except vote withheld from the following nominee(s):

Change of Address/
Comments on Reverse Side.

Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


            2002
 SIGNATURE(S)    DATE